STATE OF NORTH CAROLINA
COUNTY OF BEAUFORT



                                           EMPLOYEE STOCK OPTION AGREEMENT
                                                  (Incentive Stock Option)

           THIS EMPLOYEE STOCK OPTION AGREEMENT (the "Agreement") is made as of this 19th day of December, 2001 (the "Date of Grant"), by and between FOUNTAIN POWERBOAT INDUSTRIES, INC., a Nevada corporation (the "Company"), and ANTHONY J. ROMERSA, a resident of Beaufort County, North Carolina (the "Optionee").

           WHEREAS, on January 12, 1999, the Company's Board of Directors adopted the 1999 EMPLOYEE STOCK OPTION PLAN (the "Plan"), subject to the approval of the Company's shareholders; and, the Company's shareholders approved the Plan on March 2, 1999; and,

           WHEREAS, the Plan provides that the Stock Option Committee (the "Committee") of the Company's Board of Directors (the "Board"), or the Board itself, from time to time may grant to officers and employees of the Company and its subsidiaries the right or option to purchase shares of the Company's $.01 par value common stock ("Common Stock") on the terms and conditions set forth in the Plan; and

           WHEREAS, the Optionee currently is an employee of the Company and its subsidiary, Fountain Powerboats, Inc., and the Board has selected the Optionee as an employee to whom it will grant an option to purchase Common Stock under the Plan;

           NOW, THEREFORE, in consideration of the premises and the agreements of the parties set forth herein, the Company and the Optionee hereby agree as follow:

           1. Grant of Option. Pursuant to and subject to the terms and conditions contained in the Plan and this Agreement, the Company hereby grants to the Optionee the right and option (the "Option") to purchase from the Company all or any number of an aggregate of FIFTEEN THOUSAND (15,000) shares of Common Stock (the "Option Stock") which may be authorized but unissued shares or shares acquired by the Company on the open market or in private transactions. The Option is intended to be an Incentive Stock Option (an "ISO") as that term is defined in the Plan.

                The Option is granted under and pursuant to the Plan, a copy of which is attached as Exhibit A hereto and the terms and conditions of which are incorporated herein by reference. Capitalized terms used in this Agreement which are defined in the Plan shall have the same meanings herein as are assigned to them in the Plan. In the event any provision of this Agreement conflicts or is inconsistent with a term or condition of the Plan, then the Plan provision shall be controlling and shall supersede the provision of this Agreement.

          2. Date of Grant of Option. For purposes of the Plan and this Agreement, the Date of Grant of the Option shall be the date of this Agreement.

           3. Exercise Price. The Exercise Price to be paid by the Optionee for the purchase of the Option Stock upon exercise of the Option shall be ONE AND 45/100s DOLLARS ($1.45) per share.

           4. Exercise Schedule. Subject to any further restrictions contained in the Plan or this Agreement, the Option will become exercisable on the following dates as to the indicated number of shares of the Option Stock:
                                        Option Stock Available
                Date                         For Exercise
         December 19, 2001                  15,000 shares


           5. Method of Exercise. To exercise the Option in whole or in part, the Optionee must deliver written notice of such exercise (a "Notice of Exercise") to the President or Secretary of the Company. Such written notice shall be substantially in the form attached hereto as Exhibit B and shall specify the number of shares of Option Stock to be purchased. A Notice of Exercise shall not be effective (and the Company shall have no obligation to sell any Option Stock to the Optionee pursuant to such Notice) unless it satisfies the terms and conditions contained in the Plan and this Agreement and actually is received by the Company prior to the expiration or any earlier termination of the Option as specified herein.

                Notwithstanding anything contained herein to the contrary, the Optionee may not exercise the Option to purchase less than one hundred
(100) shares, unless the Committee otherwise approves or unless the partial exercise is for all remaining shares of Option Stock available under the Option; and, in no event may the Option be exercised at any time as to a fractional share. Following receipt from the Optionee of a valid and effective Notice of Exercise and full payment of the Exercise Price relating to a number of the shares of Option Stock being purchased, a stock certificate representing that number of shares shall be issued and delivered by the Company to the Optionee as soon as practicable; provided however that, the Company shall have the right and discretion to hold any shares purchased upon exercise of the Option in escrow for a period ending on the later of (i) two years from the Date of Grant of the Option, or
(ii) one year after issuance of the stock upon exercise of the Option, for the sole purpose of informing the Company of a disqualifying disposition within the meaning of Section 422 of the Internal Revenue Code of 1986.
During any such escrow period, the Optionee shall have all rights of a shareholder with respect to the Option Stock purchased, including but not limited to the right to vote, receive dividends on and to sell such stock.

           6. Payment. The Exercise Price of Option Stock being purchased upon an exercise of the Option (in part or in whole) shall be paid by the Optionee in full at the time of such exercise. Such payment shall be made in the manner described in the Plan and shall accompany the Notice of Exercise. The Option shall not be considered to have been properly exercised as to any Option Stock, and no Option Stock shall be issued or delivered, until full payment of the Exercise Price therefor has been made.

          7.   Expiration or Termination.

                (a) Expiration Date. Notwithstanding anything contained herein to the contrary, to the extent the Option shall not previously have been exercised in the manner required by, or otherwise terminated as provided in, the Plan or this Agreement, it shall expire and terminate at 5:00 P.M. on the "Expiration Date" which, for purposes of this Agreement, shall be December 18, 2006.

                 (b)   Other  Termination.   The  Option  otherwise  shall
terminate prior to the Expiration Date in the events and upon the occurrences described in the Plan.

                (c) Effect of Termination or Expiration of Option. Upon the expiration or termination of all or any portion of the Option, it shall, without any further act by the Company or the Optionee, no longer be exercisable or of any force or effect and shall no longer confer any rights to any person to purchase shares of Common Stock under the Plan or this Agreement.

           8. Effect of Agreement on Employment Status of Optionee. Neither the Plan, this Agreement nor the grant of the Option is intended or shall be deemed or interpreted to constitute an employment agreement or to confer upon the Optionee any right of employment with the Company, Fountain or any of their respective subsidiaries, including without limitation any right to continue in their employ or to interfere with, restrict or otherwise limit in any way their right to discharge or terminate the employment of the Optionee at any time for any reason whatsoever, with or without Cause.

           9. Rights as a Shareholder. Neither the Optionee nor any other person shall have any rights as a stockholder of the Company with respect to any shares of Option Stock until the Option has been validly exercised in the manner described in the Plan and this Agreement, full payment of the Exercise Price has been made for such shares, and a stock certificate representing the Option Stock purchased upon such exercise has been registered on the Company's stock records in the name of and delivered to the Optionee or other person entitled thereto. Except to the extent of adjustments made as described in the Plan, no adjustment on
behalf  of  the  Optionee  shall  be  made  for  dividends  (ordinary   or
extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date for determining the shareholders entitled to receive the same is prior to the date of registration and delivery of the stock certificate(s) representing the Option Stock.

           10.   Listing and Registration of Option Shares.   If,  in  the
opinion of legal counsel for the Company, the issuance or sale of any shares of Option Stock upon the exercise of the Option would not be lawful without registration under the Securities Act of 1933 (the "1933 Act") or without some other action being taken or for any other reason, or would require the Company to obtain approval from any governmental authority or regulatory body having jurisdiction deemed by such counsel to be necessary to such issuance or sale, then, notwithstanding anything contained herein to the contrary, the Company shall not be obligated to issue or sell any Option Stock to the Optionee or any other authorized person unless a registration statement that complies with the provisions of the 1933 Act in respect of such shares is in effect at the time thereof, or all other required or appropriate action has been taken under and pursuant to the terms and provisions of the 1933 Act or other applicable law, or the Company receives evidence satisfactory to such counsel that the issuance and sale of such shares, in the absence of an effective registration statement or other action, would not constitute a violation of the 1933 Act or other applicable law, or unless any such required approval shall have been obtained. The Company is in no event obligated to register any such shares, to comply with any exemption from registration requirements or to take any other action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such shares to the Optionee or other authorized person.

                THE  COMPANY HAS NOT FILED A REGISTRATION STATEMENT  UNDER
THE  1933 ACT WITH RESPECT TO THE OPTION STOCK COVERED BY THE OPTION.   IN
THE ABSENCE OF SUCH A REGISTRATION STATEMENT, OPTION STOCK PURCHASED BY OPTIONEE UPON THE EXERCISE OF THE OPTION WILL BE "RESTRICTED SECURITIES" AND MAY NOT BE RESOLD OR TRANSFERRED BY THE OPTIONEE EXCEPT AS PERMITTED UNDER THE 1933 ACT PURSUANT TO REGISTRATION OR AN AVAILABLE EXEMPTION FROM REGISTRATION. Certificates evidencing Option Stock issued to Optionee upon the exercise of the Option may bear a legend with respect to the restricted nature of those shares, and, as a condition of the exercise of the Option, the Company may require that the Optionee execute one or more undertakings in such form as it shall prescribe to the effect that such shares are being acquired for investment purposes only and not with a view to the distribution or resale thereof.

           11. Payment of Taxes. The Optionee shall be responsible for all federal, state, local or other taxes of any nature as shall be imposed pursuant to any law or governmental regulation or ruling on the Option or the exercise thereof or on any income which the Optionee is deemed to recognize in connection with the Option. If the Company shall determine to its reasonable satisfaction that the Company is required to pay or withhold the whole or any part of any estate, inheritance, income, or other tax with respect to or in connection with the Option or the exercise thereof, or on the Optionee's resale of any shares of Option Stock, then the Company and Fountain shall have the full power and authority to withhold and pay such tax out of any shares of Option Stock being purchased by the Optionee or from the Optionee's salary or any other funds otherwise payable to the Optionee, or, prior to and as a condition of exercising such Option, the Company may require that the Optionee pay to it in cash the amount of any such tax which it, in good faith, deems itself required to withhold.

          12. Limit on Grant of ISOs. Notwithstanding anything contained in this Agreement to the contrary (including the number of shares of Option Stock provided for herein), the aggregate Fair Market Value (determined as of the Date of Grant) of the Option Stock for which the Option may be exercised for the first time in any calendar year (including ISOs granted under all option plans of the Company) shall not exceed $100,000; and, if this Agreement covers a number of shares of Option Stock that would result in the Option exceeding that limitation, then the Committee shall have the right and discretion to reduce the number of Option Shares, and/or to modify the Exercise Schedule, provided above such that the Option qualifies as an ISO.

           13. Nontransferability. The Option is not assignable or transferable except by will or by the laws of descent and distribution, and, during the lifetime of the Optionee, the Option may be exercised only by him or her. More particularly, but without limiting the generality of the foregoing, the Option may not be sold, assigned, transferred (except as noted herein), pledged or hypothecated in any way and shall not be subject to execution, attachment or similar process.

           14. Notices. Except as otherwise provided herein, any notice which the Company or the Optionee may be required or permitted to give to the other under the Plan or this Agreement shall be in writing and shall be deemed duly given when delivered personally or deposited in the United States mail, first class postage prepaid, and properly addressed. Notice, if to the Company, shall be sent to its President at the address of the Company's then current corporate office. Any notice sent by mail by the Company to the Optionee shall be sent to the most current address of the Optionee as reflected on the records of the Company or its Subsidiaries as of the time said notice is required. If the Optionee has died, any such notice shall be given to the Optionee's personal representative if such representative has delivered to the Company evidence satisfactory to the Company of such representative's status as such and has informed the Company of the address of such representative by notice pursuant to this Paragraph 14.

                Notwithstanding anything contained herein to the contrary, a Notice of Exercise shall be effective only upon actual receipt thereof by the Company as provided in Paragraph 5 above.

           15. References to Committee. Optionee acknowledges that, pursuant to its terms, the Plan may be administered from time to time by the Board or by the Committee and that, during such time as the Plan is administered by the Board, then all references in this Agreement to the Committee shall be deemed to refer to the Board.

           16. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid and enforceable under applicable law, but, in the event that any provision hereof shall be held to be invalid or unenforceable, the remaining provisions shall continue to be in full force and effect and this Agreement shall continue to be binding on the parties hereto as if such invalid or unenforceable provision or part hereof had not been included herein.

           17. Modification of Agreement; Waiver. Except as otherwise provided herein, this Agreement may be modified, amended, suspended, or terminated, and any terms or conditions may be waived, but only by written instrument signed by each of the parties hereto. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision hereof.

           18. Captions and Headings; Gender and Number. Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or in construction of this Agreement. As used herein, the masculine gender shall include the feminine and neuter, the singular number the plural, and vice versa, whenever such meanings are appropriate.

           19. Governing Law; Venue and Jurisdiction. The validity, interpretation and administration of this Agreement, and the rights of any and all persons having or claiming to have any interest hereunder, shall be determined exclusively in accordance with the laws of the State of Nevada. Without limiting the generality of the foregoing, the period within which any action in connection with this Agreement must be commenced shall be governed by the laws of the State of Nevada, without regard to the place where the act or omission complained of took place, the residence of any party to such action, or the place where the action may be brought or maintained. The parties hereto agree that any suit or action relating to this Agreement shall be instituted and prosecuted in the courts of Beaufort County, North Carolina, and each party hereby does waive any right or defense relating to such jurisdiction and venue.

           20. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns, and shall be binding upon and inure to the benefit of the Optionee, his heirs, legatees, personal representatives, executors, and administrators.

           21. Entire Agreement. This Agreement (which incorporates the terms and conditions of the Plan) constitutes and embodies the entire understanding and agreement of the parties hereto with respect to the Option. Except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

          22. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed in its corporate name by its President, or one of its Vice
Presidents, and attested by its Secretary or one of its Assistant Secretaries, and its corporate seal to be hereto affixed, all by authority of its Board of Directors first duly given, and the Optionee has hereunto set his or her hand and adopted as his or her seal the typewritten word "SEAL" appearing beside his or her name, all done this the day and year first above written.

                         FOUNTAIN POWERBOAT INDUSTRIES, INC.

[CORPORATE SEAL]
                              By:/s/ R. M. Fountain, Jr.
                              President and Chief Executive Officer

ATTEST:

   /s/ Carol J. Price
   Secretary

                         OPTIONEE:


                            /s/  Anthony J. Romersa         (SEAL)
                                Anthony J. Romersa




98-0253(A)
NBMAIN\473473.1
                                 Exhibit B






                             NOTICE OF EXERCISE OF
                             EMPLOYEE STOCK OPTION




To:  The Board of Directors of Fountain Powerboat Industries, Inc.


      The undersigned hereby elects to purchase shares of Common Stock of Fountain Powerboat Industries, Inc. (the "Company") pursuant to the Option granted to the undersigned pursuant to the Company's 1999 Employee Stock Option Plan (the "Plan") and that certain Stock Option Agreement between the Company and the undersigned dated _____________________.

     The undersigned elects to purchase ____________ whole shares of Common Stock having an aggregate Exercise Price of $ ______________ which is tendered herewith:

          [   ]   in cash in the amount of $ _______________ ;

          [   ]   by bank check or money order in the amount of $ ________ ;

          [   ]   _______________________________________ .

             This the ____ day of ______________ , ______.






       _________________________________________ Optionee











98-0253(A)
NBMAIN\505849 v1